TRANSAMERICA FUNDS
Transamerica Multi-Asset Income
Supplement to the Currently Effective Prospectuses, Summary Prospectuses
and Statement of Additional Information
Effective as of the close of business on May 28, 2021, Transamerica Dynamic Income reorganized into Transamerica Multi-Asset Income (the “fund”). In connection with this reorganization, Transamerica Asset Management, Inc., the fund’s investment manager, has agreed to reimburse all acquired fund fees and expenses incurred by the fund through March 1, 2022. This reimbursement arrangement is reflected below.
* * *
Effective as of the close of business on May 28, 2021, the following information will supplement and supersede any contrary information contained in the Prospectuses, Summary Prospectuses and Statement of Additional Information concerning the fund:
* * *
The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectuses and Summary Prospectuses is deleted in its entirety and replaced with the following, as applicable:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	I	I2
Management fees	0.57%	0.57%	0.57%	0.57%
Distribution and service (12b‑1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses[1]	0.22%	0.19%	0.21%	0.12%
Acquired fund fees and expenses[2]	0.05%	0.05%	0.05%	0.05%
Total annual fund operating expenses	1.09%	1.81%	0.83%	0.74%
Fee waiver and/or expense reimbursement[3,4]	0.05%	0.05%	0.11%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.04%	1.76%	0.72%	0.69%

[1]	Other expenses have been restated to reflect expenses expected to be incurred during the current fiscal year.
[2]	Acquired fund fees and expenses have been restated to reflect estimated expenses expected to be incurred during the current fiscal year.
[3]
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.12% for Class A shares, 1.87% for Class C shares, 0.72% for Class I shares and 0.83% for Class I2 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

[4]	TAM has contractually agreed to reimburse all acquired fund fees and expenses through March 1, 2022. Acquired fund fees are included within the fund’s expense cap.
The “Example” table included in the Prospectuses and Summary Prospectuses is deleted in its entirety and replaced with the following, as applicable:
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM’s agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:

	1 year	3 years	5 years	10 years
Class A	$650	$873	$1,113	$1,801
Class C	$279	$565	$975	$2,123
Class I	$74	$254	$450	$1,015
Class I2	$70	$232	$407	$914

If the shares are not redeemed:

	1 year	3 years	5 years	10 years
Class A	$650	$873	$1,113	$1,801
Class C	$179	$565	$975	$2,123
Class I	$74	$254	$450	$1,015
Class I2	$70	$232	$407	$914
* * *
Effective as of the close of business on May 28, 2021, the corresponding information in the Statement of Additional Information in the table following the heading “Expense Limitation” is supplemented and revised as follows:

Fund	Expense Cap				Expiration Date of Expense Cap
	Class A	Class C	Class I	Class I2
Transamerica Multi-Asset Income[7]	1.12%	1.87%	0.72%	0.83%	March 1, 2022

[7]
The Investment Manager has contractually agreed to reimburse all acquired fund fees and expenses through March 1, 2022. Acquired fund fees are included within the fund’s expense cap for Transamerica Multi-Asset Income.

* * *
Investors Should Retain this Supplement for Future Reference
May 28, 2021